                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 24
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 24 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective January 29, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trustees of the Trust approved this amendment and a vote of the Shareholders is not required for this amendment;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Section 7.3 is amended to read as follows:

          Section 7.3 Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem shares of any Shareholder or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees and disclosed to Shareholders.

       2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

       IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 29, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 25
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 25 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective June 20, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to change the name of Invesco U.S. Mortgage Fund to Invesco Quality Income Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

       2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

       IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 4, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------

Invesco Balanced-Risk Retirement Now Fund  Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

 Invesco Balanced-Risk Retirement 2050 Fund      Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

 Invesco Convertible Securities Fund             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

 Invesco Global Low Volatility Equity Yield Fund Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

 Invesco Growth Allocation Fund                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

 Invesco Income Allocation Fund                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

 Invesco International Allocation Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

 Invesco Alternative Strategies Fund             Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

 Invesco Mid Cap Core Equity Fund                Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

 Invesco Moderate Allocation Fund                Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

 Invesco Multi-Asset Inflation Fund              Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

 Invesco Conservative Allocation Fund            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

 Invesco Small Cap Growth Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class S Shares
                                                 Class Y Shares
                                                 Investor Class Shares

 Invesco Quality Income Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R5 Shares
                                                 Class Y Shares"